Goodwill and Intangible Assets, Net - Summary of Changes in Consolidated goodwill (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reconciliation of changes in goodwill [abstract]
Balance at beginning of period	$ 7,674	$ 7,538
Divestitures and reclassifications (note 4.2)	(92)	0
Business combinations (note 4.1)	5	8
Foreign currency translation effects	(146)	128
Balance at end of period	$ 7,441	$ 7,674